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                                                                    EXHIBIT 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ted Meisel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Overture Services, Inc. on Form 10-Q/A fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A, fairly presents in all material respects the financial condition and results of operations of Overture Services, Inc.


                                   By:    /s/ TED MEISEL
                                          -------------------------------------
                                   Name:  Ted Meisel
                                   Title: President and Chief Executive Officer


I, Todd Tappin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Overture Services, Inc. on Form 10-Q/A fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A, fairly presents in all material respects the financial condition and results of operations of Overture Services, Inc.


                                   By:    /s/ TODD TAPPIN
                                          -------------------------------------
                                   Name:  Todd Tappin
                                   Title: Chief Financial Officer